                                   Rule 497(e) File Nos. 33-49552 and 811-06740

                             [Logo] SVB SECURITIES

                                HORIZON SHARES*


                                    a class of
                       Citi(SM) Institutional Cash Reserves


                                    PROSPECTUS
                                December 31, 2002
                         as supplemented February 5, 2003


               *Formerly called SVB Late Day Liquid Reserves Shares


      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

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  INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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

Table of Contents

Fund at a Glance ......................................................       3
    FUND GOAL .........................................................       3
    MAIN INVESTMENT STRATEGIES ........................................       3
    MAIN RISKS ........................................................       3

Fund Performance ......................................................       4
    FUND'S HIGHEST AND LOWEST RETURNS .................................       5
    AVERAGE ANNUAL TOTAL RETURNS ......................................       5

Fund Fees and Expenses ................................................       6
    SHAREHOLDER FEES ..................................................       6
    ANNUAL FUND OPERATING EXPENSES ....................................       6
    EXAMPLE ...........................................................       6

Your Account ..........................................................       7
    HOW TO BUY SHARES .................................................       7
    HOW THE PRICE OF YOUR SHARES IS CALCULATED ........................       7
    HOW TO SELL SHARES ................................................       7
    DIVIDENDS .........................................................       8
    TAX MATTERS .......................................................       8

Management of the Fund ................................................       8
    MANAGEMENT ........................................................       8
    MANAGEMENT FEES ...................................................       9
    DISTRIBUTION ARRANGEMENTS .........................................       9

More About the Fund ...................................................       9
    PRINCIPAL INVESTMENT STRATEGIES ...................................       9

Financial Highlights ..................................................     A-1

                  The Federal Deposit Insurance Corporation
                      does not insure these investments.

          These investments are not bank deposits or obligations of Silicon Valley Bank or guaranteed by Silicon Valley Bank.

              These investments are subject to investment risks, including possible loss of principal and interest.

Fund at a Glance

SVB Securities Horizon Shares are shares of a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The Fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

This summary briefly describes the Fund and the principal risks of investing in it. For more information, see MORE ABOUT THE FUND on page 9.

FUND GOAL
The Fund's goal is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Of course, there is no assurance that the Fund will achieve its goal.

MAIN INVESTMENT STRATEGIES
The Fund invests only in high quality, short-term money market instruments denominated in U.S. dollars. These may include:

  o obligations of U.S. and non-U.S. banks;

  o commercial paper and asset-backed securities;

  o short-term obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

  o obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The Fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers' acceptances.

Please note that the Fund invests in securities through an underlying mutual fund.

MAIN RISKS
Investing in a mutual fund involves risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Please remember that an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks of investing in the Fund are described below. Please note that there are many other factors that could adversely affect your investment, and that could prevent the Fund from achieving its goal; these other factors are not described here. More information about risks appears in the Fund's Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.

Yield Fluctuation. The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, as they have been recently, the Fund's expenses could absorb all or a significant portion of the Fund's income.

Credit Risk. The Fund invests in debt securities that are rated, when the Fund buys them, in the highest short-term rating category by nationally recognized rating agencies or, if unrated, in the Manager's opinion are of comparable quality. However, it is possible that some issuers will be unable to make the required payments on debt securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers. A default on an investment held by the Fund could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rate and Market Risk. A major change in interest rates or a significant decline in the market value of a Fund investment, or other market event, could cause the value of your investment in the Fund, or its yield, to decline.

Foreign Securities. You should be aware that investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the Fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Foreign markets also may offer less protection to investors such as the Fund.

Concentration in the Banking Industry. The Fund may concentrate in bank obligations. This means that an investment in the Fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

Fund Performance

The following bar chart and table can help you evaluate the risks and performance of the Fund. The bar chart shows the total returns of the Fund's Class L shares for the calendar years indicated. The table compares the average annual returns for the Fund's Class L shares to the performance of the iMoneyNet, Inc. AAA-rated 1st Tier Taxable Money Market Funds Average. The chart and table show the performance of the Fund's Class L shares because SVB Securities Horizon Shares have less than a calendar year of performance history.

The Fund has authorized five classes of shares. Only SVB Securities Horizon Shares are offered by this prospectus. SVB Securities Horizon Shares were formerly called SVB Late Day Liquid Reserves Shares.

Please remember that the Fund's past performance is not necessarily an indication of how it will perform in the future. The Fund's performance reflects certain fee waivers or reimbursements. If these are reduced or eliminated, the Fund's performance may go down. For current yield information, please call 800-303-7371, toll-free, or contact your account representative.

CITI INSTITUTIONAL CASH RESERVES, CLASS L SHARES* ANNUAL TOTAL RETURNS

              1998                         5.48%
              1999                         5.08%
              2000                         6.37%
              2001                         4.06%
              2002                         1.64%

FUND'S HIGHEST AND LOWEST RETURNS
FOR CALENDAR QUARTERS COVERED BY THE BAR CHART

................................................................................
Class L*                                                     Quarter Ending
................................................................................
Highest  1.63%                                             September 30, 2000
................................................................................
Lowest  0.37%                                              December 31, 2002

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2002
                                                                Life of Fund
                                                                    Since
                                                   1 Year     October 17, 1997
................................................................................
Class L Shares*                                     1.64%            4.56%
................................................................................
iMoney Net, Inc. AAA-Rated 1st Tier Taxable
Money Market Funds Average                          1.52%             **
................................................................................

 * Class L shares are not offered in this prospectus. Class L shares and SVB Securities Horizon Shares are invested in the same portfolio of securities, but SVB Securities Horizon Shares have higher expenses and would have had correspondingly lower annual returns.
** Information regarding performance for this period is not available.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold SVB Securities Horizon Shares.

SVB SECURITIES HORIZON SHARES

SHAREHOLDER FEES
FEES PAID DIRECTLY FROM YOUR INVESTMENT
................................................................................
Maximum Sales Charge (Load) Imposed on Purchases                       None
................................................................................
Maximum Deferred Sales Charge (Load)                                   None
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ANNUAL FUND OPERATING EXPENSES(1)
EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS
................................................................................
Management Fees                                                        0.20%
................................................................................
Distribution (12b-1) Fees (includes service fees)                      0.27%
................................................................................
Other Expenses                                                         0.08%
................................................................................
Total Annual Operating Expenses*                                       0.55%
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  * Because of voluntary waivers and/or reimbursements,
    actual total operating expenses are expected to be:                0.30%
    These fee waivers and reimbursements may be reduced or terminated at any time.

(1) Based on current fees and expenses. The Fund invests in securities through an underlying mutual fund, Institutional Reserves Portfolio. This table reflects the expenses of both the Fund and Institutional Reserves Portfolio.

EXAMPLE
This example helps you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

  o you invest $10,000 in the Fund for the time periods indicated;

  o you reinvest all dividends;

  o you then sell all of your shares at the end of those periods;

  o your investment has a 5% return each year -- the assumption of a 5% return is required by the SEC for the purpose of this example and is not a prediction of the Fund's future performance; and

  o the Fund's operating expenses as shown in the table remain the same -- the example does not include voluntary waivers and reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 Year    3 Years    5 Years    10 Years
................................................................................
SVB SECURITIES HORIZON SHARES            $56        $176      $307        $689

Your Account

HOW TO BUY SHARES
Shares of the Fund are offered continuously and purchases may be made Monday through Friday, except on certain holidays. SVB Securities Horizon Shares may be purchased by customers of SVB Securities from the Fund's distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a service agreement with the distributor concerning the Fund.

Shares are purchased at net asset value (normally $1.00 per share) the next time it is calculated after your order is received in proper form by the Fund. The Fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may. The Fund and the distributor have the right to reject any purchase order or cease offering Fund shares at any time.

Your Service Agent will not transmit your purchase order for Fund shares until it receives the purchase price in federal or other immediately available funds. If you pay by check, the Service Agent transmits the order when the check clears.

If you hold your shares through a Service Agent, your Service Agent will establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. If you wish to transfer your account, you may only transfer it to another financial institution that acts as a Service Agent, or you may set up an account directly with the Fund's sub-transfer agent.

HOW THE PRICE OF YOUR SHARES ARE CALCULATED
The Fund calculates its net asset value (NAV) at 5:00 p.m. Eastern time every day the New York Stock Exchange is open for trading. On days when the financial markets in which the Fund invests close early, NAV may be calculated as of the earlier close of those markets. The Fund's securities are valued at amortized cost, which is approximately equal to market value.

HOW TO SELL SHARES
You may sell (redeem) your shares Monday through Friday, except on certain holidays. You may make redemption requests in writing through the Fund's sub-transfer agent or, if you hold your shares through a Service Agent, through your Service Agent. If your account application permits, you may also make redemption requests by telephone. All redemption requests must be in proper form, as determined by the sub-transfer agent. Your Service Agent is responsible for promptly submitting redemption requests to the Fund's sub-transfer agent. For your protection, the Fund may request documentation for large redemptions or other unusual activity in your account.

The price of any redemption of Fund shares will be the NAV (normally $1.00 per share) the next time it is calculated after your redemption request has been received by the sub-transfer agent. Fund shares are redeemed without a sales charge.

You will receive your redemption proceeds in federal funds normally on the business day on which you sell your shares but in any event within seven days. Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, or if an emergency exists. The Fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

The Fund may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

DIVIDENDS
The Fund calculates its net income each business day when it calculates its NAV, and declares dividends for all of its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month. Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional Fund shares.

TAX MATTERS
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Taxation of Distributions: You normally will have to pay federal income tax, and any state or local taxes, on any distributions you receive from the Fund, whether you take distributions in cash or reinvest them in shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions derived from interest on U.S. government obligations may be exempt from certain state and local taxes.

Taxation of Transactions: If you sell your shares of the Fund, or exchange them for shares of another fund, it is considered a taxable event. Depending on your purchase price and the sales price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Foreign Shareholders: The Fund will withhold U.S. federal income tax payments at the rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate IRS regulations. The backup withholding rate is scheduled to be 30% during 2003.

Management of the Fund

MANAGEMENT
The Fund's investment manager is Citi Fund Management Inc., 100 First Stamford Place, Stamford, Connecticut 06902. The Manager selects the Fund's investments, oversees its operations, and provides administrative services. The Manager is an affiliate of Citigroup Inc. Citigroup businesses provide a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. A team of individuals employed by the Manager manages the day-to-day operations of the Fund.

Citi Fund Management Inc. was established in 2001 to take over the mutual fund-related investment advisory operations of Citibank, N.A. and together with Citibank affiliates in New York, London, Frankfurt, Tokyo and Hong Kong provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world.

Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the Fund. They may also own the securities of these issuers. However, in making investment decisions for the Fund, the Manager does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. Citigroup affiliates may have loans outstanding that are repaid with proceeds of securities purchased by the Fund.

MANAGEMENT FEES
For the fiscal year ended August 31, 2002, the Fund's Manager received a fee, after waivers, of 0.15% of the Fund's average daily net assets.

DISTRIBUTION ARRANGEMENTS
The Fund offers other classes of shares with different expense levels. Only SVB Securities Horizon Shares are offered in this prospectus. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

The Fund has adopted a service plan for SVB Securities Horizon Shares under Rule 12b-1 of the Investment Company Act of 1940 which permits payments on an annual basis not to exceed, in the aggregate, 0.27% of the average daily net assets represented by the Shares. The fees payable under the plan may be used to pay the distributor, Service Agents or others a fee for providing personal services or the maintenance of shareholder accounts, and to pay compensation for the sale of the Shares, as well as for advertising, marketing or other promotional activities in connection with the sale of the Shares. Because fees under the plan are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The Fund's Manager or an affiliate may make similar payments under similar arrangements.

More About the Fund

The Fund's goals, principal investments and risks are summarized in FUND AT A GLANCE. More information on investments and investment strategies appears below.

PRINCIPAL INVESTMENT STRATEGIES
The Fund's principal investment strategies are the strategies that, in the opinion of the Manager, are most likely to be important in trying to achieve its investment goals. Of course, there can be no assurance that the Fund will achieve its goals. Please note that the Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. The Fund may not use all of the strategies and techniques or invest in all of the types of securities described in the Prospectus or in the Statement of Additional Information.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund also complies with industry regulations that apply to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund's investments (on a dollar-weighted basis) be 90 days or less. In addition, the regulations require that all of the Fund's investments must be in U.S. dollar-denominated high quality securities which have been determined by the Manager to present minimal credit risks. To be considered a high quality security under the regulations, the security (or its issuer) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody's or Standard & Poor's, or, if unrated, in the Manager's opinion be of comparable quality.

The Fund has adopted investment policies that are more restrictive than the regulations. These investment policies require that all of the Fund's investments be in U.S. dollar denominated "first-tier" securities which have been determined by the Manager to present minimal credit risks. To be a "first-tier" security, a security (or its issuer) must be rated in the highest short-term rating category by nationally recognized ratings agencies, or, if unrated, in the Manager's opinion, be of comparable quality. Investors should note that within this rating category there may be sub-categories or gradations indicating relative quality. If the credit quality of a security deteriorates after the Fund buys it, the Manager will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

-------------------------------------------------------------------------------
  WHAT ARE MONEY MARKET INSTRUMENTS?

  MONEY MARKET INSTRUMENTS are short-term IOUs issued by banks or other issuers, the U.S. or a foreign government, or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include CERTIFICATES OF DEPOSIT,
  BANKERS' ACCEPTANCES, VARIABLE RATE DEMAND NOTES (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), FIXED-TERM OBLIGATIONS, COMMERCIAL PAPER (short-term unsecured debt), ASSET-BACKED SECURITIES (which are backed by pools of accounts receivable such as car installment loans or credit card receivables) and REPURCHASE AGREEMENTS. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.
-------------------------------------------------------------------------------

The Fund invests in high quality U.S. dollar-denominated money market instruments of U.S. and non-U.S. issuers. These obligations include U.S. government obligations, obligations of U.S. and non-U.S. banks, obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada, commercial paper, asset-backed securities and repurchase agreements. The Fund's U.S. government obligations may include U.S. Treasury bills, bonds and notes and obligations of U.S. government agencies and instrumentalities that may, but need not, be backed by the full faith and credit of the United States. The Fund may invest more than 25% of its assets in bank obligations, including certificates of deposit, fixed time deposits and bankers' acceptances.

Although the Fund is permitted to maintain a weighted average maturity of up to 90 days, under normal conditions the Fund will maintain a shorter maturity. The Fund may not generate as high a yield as other funds with longer weighted average maturities. The Fund's investment goals and policies may be changed without a shareholder vote.

$1.00 Net Asset Value. In order to maintain a $1.00 per share net asset value, the Fund could reduce the number of its outstanding shares. For example, the Fund could do this if there were a default on an investment held by the Fund, or if the investment declined significantly in value. If this happened, you would own fewer shares. By investing in the Fund, you agree to this reduction should it become necessary.

Investment Structure. The Fund does not invest directly in securities but instead invests in securities through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to the Fund in this Prospectus include the underlying fund. The Fund may stop investing in the underlying fund at any time, and will do so if the Fund's trustees believe that to be in the shareholders' best interests. The Fund could then invest in one or more mutual funds or pooled investment vehicles, or could invest directly in securities.

Management Style. Managers of mutual funds use different styles when selecting securities to purchase. The Fund's Manager uses a "top-down" approach when selecting securities for the Fund. When using a "top-down" approach, the Manager looks first at broad economic factors and market conditions, such as prevailing and anticipated interest rates. On the basis of those factors and conditions, the Manager selects optimal interest rates and maturities and chooses certain sectors or industries within the overall market. The Manager then looks at individual companies within those sectors or industries to select securities for the investment portfolio.

Since the Fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The Manager may sell a security before maturity when it is necessary to do so to meet redemption requests. The Manager may also sell a security if the Manager believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the Fund's portfolio (for example, to reflect changes in the Manager's expectations concerning interest rates), or when the Manager believes there is superior value in other market sectors or industries.

The Fund. SVB Securities Horizon Shares are a class of shares of Citi Institutional Cash Reserves. "Citi" is a service mark of Citicorp.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal year ended August 31, 2002 and for the period from June 1, 2001 to August 31, 2001. Certain information reflects financial results for a single SVB Securities Horizon Share. The total returns in the table represent the rate that an investor would have earned on an investment in SVB Securities Horizon Shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.

Citi Institutional Cash Reserves
SVB Securities Horizon Shares

                                                                FOR THE PERIOD
                                          FOR THE YEAR ENDED    JUNE 1, 2001+
                                           AUGUST 31, 2002    TO AUGUST 31, 2001

 Net asset value, beginning of year           $1.00000            $ 1.00000
 Net investment income                         0.01016              0.00726
 Less dividends from net investment income    (0.01016)            (0.00726)
--------------------------------------------------------------------------------
 Net asset value, end of year                 $1.00000            $ 1.00000
--------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000's omitted)      $      9            $  36,029
 Ratio of expenses to average net assets          1.20%#               1.20%*
 Ratio of net investment income to
   average net assets+                            0.95%#               3.24%*
 Total return                                     1.02%                2.95%**

Note: If agents of the Fund had not voluntarily waived all or a portion of their fees from the Fund for the years indicated and the expenses were not reduced for the fees paid indirectly, the ratios and net investment income per share would have been as follows:

 Net investment income per share              $0.00922            $ 0.00718
 RATIOS:
  Expenses to average net assets                  1.33%#               1.47%*
  Net investment income to average net assets     0.82%#               3.14%*

 + Commencement of Operations.
 * Annualized
** Not Annualized
 # Includes the Fund's share of Institutional Reserves Portfolio allocated expenses commencing on June 3, 2002.

The Statement of Additional Information (SAI) provides more details about the Fund and its policies. The SAI is incorporated by reference into this Prospectus and is legally part of it.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected Fund performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call 1-800-303-7371, toll-free, or your account representative.

The SAI, reports, and other information about the Fund are also available on the EDGAR Database on the SEC Internet site at http:/www.sec.gov. Information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Copies may also be obtained upon payment of a duplicating fee by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009.


SEC File Number: 811-6740                                               FDO2408

                                   Rule 497(e) File Nos. 33-49552 and 811-06740


                                   SUPPLEMENT
                           Dated February 5, 2003 to
        the Statement of Additional Information dated December 31, 2002

                        CITI INSTITUTIONAL CASH RESERVES

The following paragraph replaces the third paragraph of the section of the Statement of Additional Information entitled "Management-Distributor":

         Class I, Class L, Class O and Class S and SVB Securities Horizon Shares each have a Service Plan (each a "Service Plan" and collectively, the "Service Plans") adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the Fund may pay monthly fees as a percentage of the average daily net assets represented by each class of shares, at an annual rate not to exceed the following:
                           Class I                                     0.35%
                           Class L                                     0.10%
                           Class O                                     0.60%
                           Class S                                     0.25%
                           SVB Securities Horizon Shares               0.27%